Construction Deposit	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Construction Deposit Disclosure [Text Block]
Note 9 - Construction Deposit

At September 30, 2012 and December 31, 2011, the Company had a refundable deposit of $796,241 and $634,830, respectively, to an independent contractor for the Phase II factory construction project and equipment for the facility at Nova Dongguan. Total cost of this project is estimated to be $6.16 million. The Company commenced construction in January 2012 and transferred the deposit to construction in progress. The Company expects to complete construction by the end of 2012.

Note 9 - Construction Deposit

At December 31, 2011, the Company had a refundable deposit of $634,830 to an independent contractor for the Phase II factory construction project at Nova Dongguan. Total cost of this project is estimated to be $6.16 million. The Company commenced construction in January 2012 and expects to complete construction by the end of 2012.